Benefitfocus Investor Presentation Third Quarter 2020 Exhibit 99.1

Safe Harbor Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: volatility and uncertainty in the global economy and financial markets in light of the evolving COVID-19 pandemic and uncertainties arising from the recent U.S. elections; our continuing losses and need to achieve GAAP profitability; fluctuations in our financial results; our ability to maintain our culture, retain and motivate qualified personnel; the immature and volatile market for our products and services; risks related to changing healthcare and other applicable regulations; risks associated with acquisitions; cyber-security risks; the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law. Non-GAAP Financial Measures The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating income/loss, net loss/income, net loss/income per common share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP gross profit, operating income/loss, net loss/income and net loss/income per common share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, transaction and acquisition-related costs expensed, if any, restructuring charges, if any, gain or loss on extinguishment of debt, if any, and costs not core to our business, if any. We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill and intangible assets, transaction and acquisition-related costs expensed, restructuring charges, gain or loss on extinguishment of debt, and costs not core to our business. We define free cash flow as cash used in operating activities less capital expenditures, adjusted to eliminate restructuring charges. Beginning in the third quarter of 2020, we revised our definitions of non-GAAP net loss/income and net loss/income per common share and adjusted EBITDA to also exclude gain or loss of extinguishment of debt. The revisions to these definitions had no impact on our reported non-GAAP net loss/income and net loss/income per common share and adjusted EBITDA for periods prior to the three months ended September 30, 2020. Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Benefitfocus is one of the largest benefits platforms in the U.S. enabling benefits enrollment and data exchange for Health Plans and Employers Our mission is to improve lives with benefits.

Investment Themes One of the largest benefits platforms in the U.S. and massive, growing market Delivering value to Health Plan and Employer markets Diversified recurring revenue, improving operating leverage and disciplined capital strategy Executing growth strategy to unlock shareholder value

Investment Themes One of the largest benefits platforms in the U.S. and massive, growing market Delivering value to Health Plan and Employer markets Diversified recurring revenue, improving operating leverage and disciplined capital strategy Executing growth strategy to unlock shareholder value

Vast Opportunity

$3.6T U.S. health care spend, ~20% of GDP

$20K Average annual premium for employer family plan, rising each year

8x Increase in deductibles vs. wages

Zero Consumer personalization

Sources: $3.6T per cms.gov (2018), $20K (2019) and 8x (2008 to 2018) per kff.org

Attractive Value Proposition

Health Plans
Lower operational costs, higher member satisfaction and digital transformation

Employers
Lower health care costs, reduced complexity and higher employee retention

Employees and Health Plan Members
Valuable, affordable and personalized benefits

Benefitfocus
© 2020 Benefitfocus.com, Inc.
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Benefits Enrollment for Health Plans and Employers Solving complex benefits administration problems with a modern user-friendly interface for employees and health plan members

One of the Largest Benefits Platforms in the U.S. 1 in 12 Americans on the Benefitfocus Platform $58B total premium sold 40 health plan customers $800M Benefit Catalog premium sold 150K employer customers 25M+ Lives 1K premier broker partners Source: Benefitfocus; $58B total premium and $800M Benefit Catalog premium sold are annual estimates. All numbers are approximate and estimated as of December 31, 2019

Massive TAM with Significant Opportunity ~$30B 2020 TAM Software as a Service Platform Source: Benefitfocus as of December 31, 2019

Investment Themes One of the largest benefits platforms in the U.S. and massive, growing market Delivering value to Health Plan and Employer markets Diversified recurring revenue, improving operating leverage and disciplined capital strategy Executing growth strategy to unlock shareholder value

Competitive Differentiation Vast and unique data assets AI-powered platform Industry leading voluntary benefit products Market leading data transfer capabilities

Market Leading Data Transfer Capabilities SUPPLIER SUPPLIER SUPPLIER SUPPLIER SUPPLIER SUPPLIER SUPPLIER SUPPLIER HCM HCM HCM HCM HCM HCM HCM HCM HCM HCM HCM HCM HCM Ben Admin HCM HCM HCM HCM HCM HCM Brokers Industry Leading First Pass Yield

AI-powered Platform: Benefitsaige is the AI that Delivers Insights across our Ecosystem Personalized Benefits Consumers connect to the benefits their families need. Population Health Insights Employers control healthcare costs and optimize benefit strategy. Operational Scale Health Plans gain operational scale with a connected, digital ecosystem

Vast and Unique Data Assets: Powering Outcomes and Results million health care claims million pharmacy claims billion in payroll transactions 71 40 $20 Benefitfocus has accumulated a massive amount of data for over two decades that helps shape product offerings and buying decisions. Source: Benefitfocus; numbers are approximate and estimated as of December 31, 2019

Industry Leading Products: Comprehensive and Curated Marketplace of Suppliers Benefit Catalog Robust portfolio of trusted health, wealth, property and lifestyle voluntary benefits integrated into our enrollment experience.

Investment Themes One of the largest benefits platforms in the U.S. and massive, growing market Delivering value to Health Plan and Employer markets Diversified recurring revenue, improving operating leverage and disciplined capital strategy Executing growth strategy to unlock shareholder value

Diverse Revenue Streams Recurring & Repeatable Revenue Multiple Sources of Lives Health Plans Employers GO-TO-MARKET REVENUE SOURCES Subscription Platform Professional Services

Proactively Managing Impact of COVID-19 Investing in efficiencies and automation to deliver exceptional customer experience Improving margins, adjusted EBITDA and Free Cash Flow Decisive cost management actions; Focused on highly profitable revenue

Recurring and Repeatable Revenue Note: *Period prior to adoption of ASC 606 have not been restated; 2020 estimate based on midpoint of full year guidance provided November 5, 2020 14% Revenue CAGR since IPO ($M) ~80% Recurring and Repeatable Revenue ($M)  Subscription Platform Services

Recurring and Repeatable Revenue Adjusted EBITDA ($M) Free Cash Flow ($M) Note: 2020 estimate based on midpoint of full year guidance provided November 5, 2020; See important disclosures on non-GAAP financial measures and GAAP to non-GAAP reconciliation on slides 2 and 27.

Disciplined Capital Strategy Growth and Innovation Invest in core enrollment platform, foundation for other key growth drivers Invest in automation to increase customer satisfaction and expand gross margin Invest organically and inorganically to extend market leadership Strong Balance Sheet Cash balance of $175M Convertible debt of $220M due December 2023; $89M of lease obligations Net debt and lease obligations to EBITDA ~3.5x Return of Capital Equity: Repurchased $9.7M (1.1M shares at a cost $8.71/share) Debt: Repurchased $18.8M of convertible debt at cost of $14.6M Note: All data as of 09/31/20; 32.3M Common Shares Outstanding; EBITDA is 2020 estimate based on midpoint of full year guidance provided November 5, 2020; See important disclosures on non-GAAP financial measures and GAAP to non-GAAP reconciliation on slides 2 and 27.

Investment Themes One of the largest benefits platforms in the U.S. and massive, growing market Delivering value to Health Plan and Employer markets Diversified recurring revenue, improving operating leverage and disciplined capital strategy Executing growth strategy to unlock shareholder value

Strategic Priorities to Unlock Shareholder Value Deliver on Customer Promises Expand profitability Invest for growth Industry leading NPS Industry leading margins Focused on enrollment, engagement and data

Investing for Growth Deliver flawless OE and operational excellence Create stickier, higher value relationships Expand connections and deliver smarter insights Enrollment Engagement Data Extend Market Leadership

Investment Themes One of the largest benefits platforms in the U.S. and massive, growing market Delivering value to Health Plan and Employer markets Diversified recurring revenue, improving operating leverage and disciplined capital strategy Executing growth strategy to unlock shareholder value

GAAP to non-GAAP Reconciliation

Unaudited Reconciliation of GAAP to non-GAAP ($ in thousands) Year Ended December 31, 2019 2018 2017 Reconciliation from Net Loss to Adjusted EBITDA: Net loss $ (45,515) $ (52,627) $ (50,294) Depreciation 15,288 11,721 12,391 Amortization of software development costs 5,130 3,944 3,257 Amortization of acquired intangible assets 1,933 150 258 Interest income (2,613) (250) (182) Interest expense 23,524 5,685 4,931 Income tax expense 27 28 15 Interest expense on building lease financing obligations (prior to adoption of ASC 842) — 7,471 7,450 Stock-based compensation expense 19,572 28,868 16,137 Transaction and acquisition-related costs expensed 1,035 507 — Restructuring costs — — — Costs not core to our business 649 4,843 1,058 Total net adjustments 64,545 62,967 45,315 Adjusted EBITDA $ 19,030 $ 10,340 $ (4,979) Reconciliation of Free Cash Flow: Net Cash (used in) provided by operating activities $ (18,375) $ 8,981 $ (5,937) Less: Purchase of property and equipment (13,248) (8,290) (8,279) Add back: Restructuring Costs — — — Free Cash Flow $ (31,623) $ 691 $ (14,216) Note: Management has not reconciled forward-looking non-GAAP gross profit, adjusted EBITDA or free cash flow to their most directly comparable GAAP measure of GAAP gross profit, GAAP net loss or GAAP operating cash flows. This is because management cannot predict with reasonable certainty the ultimate outcome of the various necessary GAAP components of such reconciliations, including, for example, those related to compensation, acquisition transactions and integration, or others that may arise during the year, without unreasonable effort. These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts.

Benefitfocus Investor Presentation Third Quarter 2020